UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 5, 2008

CHARMING SHOPPES, INC.
(Exact name of registrant as specified in its charter)

PENNSYLVANIA	000-07258	23-1721355
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

450 WINKS LANE, BENSALEM, PA	19020
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (215) 245-9100

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On February 5, 2008 we issued a press release announcing further initiatives and actions being taken as a result of our ongoing business review and in response to the continuing weak retail and economic environment in which we are currently operating.  A copy of our press release is included as Exhibit 99.1 hereto and is incorporated herein by reference.

Also on February 5, 2008 we delivered a letter and a presentation to our employees in connection with this announcement.  A Copy of our letter to employees is attached as Exhibit 99.2 hereto and is incorporated herein by reference.  A copy of the slide show we used in conjunction with our presentation to our employees is included as Exhibit 99.3 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated February 5, 2008

99.2	Letter to Employees dated February 5, 2008

99.3	Slide Presentation dated February 5, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARMING SHOPPES, INC.
(Registrant)

Date: February 5, 2008	/S/ ERIC M. SPECTER
Eric M. Specter
Executive Vice President
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated February 5, 2008

99.2	Letter to Employees dated February 5, 2008

99.3	Slide Presentation dated February 5, 2008

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